UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2007
                                                           ------------

                           FLEXSTEEL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Minnesota                   0-5151                 42-0442319
         ---------                   ------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

         3400 Jackson Street, Dubuque, Iowa             52001
         ----------------------------------             -----
       (Address of principal executive offices)       (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 21, 2007, Flexsteel Industries, Inc. issued a press release announcing that Director K. Bruce Lauritsen died Sunday, May 20, 2007 after a hard-fought battle with pancreatic cancer. See the Press Release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

        Exhibit 99.1 - Press Release by Flexsteel Industries, Inc. on
                       May 21, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEXSTEEL INDUSTRIES, INC.
                                      --------------------------
                                            (Registrant)

Date:    May 21, 2007             By:       /s/ Timothy E. Hall
       ------------------            -------------------------------------------
                                      Timothy E. Hall
                                      Vice President-Finance, CFO, and Secretary
                                      Principal Financial Officer